McMoRan Exploration Co.

www.mcmoran.com www.mpeh.com

2nd Quarter 2007 Conference Call

James R. Moffett ***Richard C. Adkerson***

Co-Chairmen of the Board

July 19, 2007

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; the Newfield acquisition; the potential Main Pass Energy Hub™ Project, and the estimated capital costs for developing the project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the ability to close the Newfield acquisition; and the ability to obtain commercial arrangements and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2006 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements
are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006.

2Q07 Highlights

- **Newfield Acquisition – Purchasing GOM Shelf Properties for $1.1 Billion**
- **Flatrock – Potential Major Discovery**
- **Continued Active Deep Gas Exploration & Development Activities**
  - Positive Drilling Results at Cottonwood Point
  - Discoveries on 17 of 31 Prospects Since 2004
  - 2 Additional Exploratory Wells in Progress
- **2Q07 Production Averaged 54 MMcfe/d vs. 67 MMcfe/d in 2Q06**
  - Pro Forma 3Q07 Production Expected to Average 300 MMcfe/d, Including 250 MMcfe/d From NFX Properties
  - 3 Deep Gas Wells Expected to Commence Production in 2H07

Flatrock Discovery


211
212
213
SMI 212
Fatrock "B"
McMoRan
Prop. Loc.
FLATROCK
SMI 212
Flatrock "C"
McMoRan
Prop. Loc.
SMI 212
Flatrock
McMoRan #228
Drilling
189' Net Pay
in Rob L
2007 DISCOVERY
SMI 212
Flatrock "D"
McMoRan
Prop. Loc.
TEXACO
TEXACO
TEXACO
218
217
216

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 10'

Gross Unrisked Potential: 400 Bcfe*

Net Unrisked Potential: 75 Bcfe

Proposed Total Depth: 19,000' TVD

South Marsh Island Block 212

- 189' net of pay in 5 zones indicated by Wireline Logs in Rob-L section
- Most significant zone – 120' net over a 238' gross interval
- Drilling Continues to Evaluate Deeper Operc Objectives
- Currently Permitting 3 Offset Locations

** Pre-drill gross unrisked potential includes 260 Bcfe Gross for Operc Objectives based on drilling information from Hurricane Deep*

Discovery Locations in OCS 310/State Lease 340



DISCOVERY 2007
FLATROCK
McMoRan #228
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114)
McMoRan #2
2007 DISCOVERY
HURRICANE DEEP
McMoRan #226
2004 DISCOVERY
PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #223
McMoRan #227
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
El Paso #218ST
El Paso #219
Z
Z'
6 Miles
209
208
207
210
211
212
213
219
218
217
216
215
214
220
221
222
223
224
225
232
231
230
229
228
227
226
TEXACO
BOIS D'ARC
STONE
PRS OFF

Flatrock/Hurricane/JB Mountain Cross Section



SCHEMATIC CROSS SECTION
Z
NW
Flatrock
Hurricane
JB Mountain
Z'
SE
Prop. Loc.
Prop. Loc.
MMR #228
Prop. Loc.
MMR #225 & 227
MMR #223
EL PASO #218ST
EL PASO #219
Tiger Shoal Field
Shallow Production
3.4 TCFG
Potentially Productive Area
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
10000
15000
20000
25000
12 Miles

Cottonwood Discovery




29
30
210
VERMILION
SOUTH MARSH ISLAND N. ADDN
VR 31 Plains #26 Drilling 43' net pay in Rob L
CHEVRON
31
TEXACO
219
WOODSIDE
32
CHEVRON
50
ONE MILE
VR 31 (Cottonwood)
TEXACO
220
HUNT
BOIS D'ARC
TEXACO

Vermilion Block 31

MMR Working Interest: 15.0%

MMR Net Revenue Interest: 11.3%

Water Depth: 15'

Gross Acreage: 5,523

Gross Unrisked Potential: 400 Bcfe

Net Unrisked Potential: 45 Bcfe

Proposed Total Depth: 21,000'

- 43' net of pay indicated by Wireline Logs
- Drilling Continues to Evaluate Deeper Objectives

Cas In-Progress Exploration Prospect


24
25
52
FOREST
BOIS D'ARC
CHEVRON
69
71
70
Plains
ST 70
Drilling
STONE
MCMORAN
BHP
80
78
ONE MILE
79
ST 70 (Cas)
BHP
NEWFIELD
BHP

MMR Working Interest: 15.0%

MMR Net Revenue Interest: 12.4%

Water Depth: 63'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 135 Bcfe

Proposed Total Depth: 25,000' TVD

South Timbalier Block 70

Mound Point South In-Progress Exploration Prospect




McMoRan #2
Mound Point
Positive Test
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114)
Mound Point
Producing
El Paso #2
Mound Point
TA
213
18S5E
McMoRan
Mound Point East M3
McMoRan
Mound Point West
Prop. Loc
216
215
214
McMoRan #5
Mound Point South
Drilling
McMoRan
Mound Point East M4

LA State Lease 340

MMR Working Interest: 18.3%

MMR Net Revenue Interest: 14.5%

Water Depth: 8'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 160 Bcfe

Proposed Total Depth: 20,000'

NFX Transaction Overview

- **Acquisition of Newfield's GOM Shelf Properties - $1.1 Billion**
  - **Estimated Proved Reserves of 327 Bcfe as of July 1, 2007**
    - Probables: 81 Bcfe; Possibles: 35 Bcfe
  - **Recent Production Rate 263 MMcfe/d**
  - **Upside Potential**
    - Exploitation
    - Exploration of Deep Rights on Producing Fields
- **Rights to 50% of NFX Non-Producing Exploratory Prospects and Majority of Their Ownership in Treasure Island**
- **Effective Date July 1, 2007**
- **Closing Expected August 2007**
  - **Subject to Customary Closing Conditions**

Acquired Properties

Proved Reserves by Category


PUD
22%
PDP
27%
PDSI
8%
PDNP
43%

327 Bcfe

Proved Reserves by Commodity


Oil
29%
Gas
71%

327 Bcfe

Proved Reserves by Location*


Western
GOM
22%
Central
GOM
78%

327 Bcfe

Production Profile 2Q07


Oil
20%
Gas
80%

267 MMcfe/d

* Based on MMS GOM regional planning area maps

Excellent Strategic Fit

- **Expanded Size and Scale for McMoRan's Focus on GOM Shelf**
- **Complements McMoRan's Deep Gas Exploration Portfolio**
  - **High Quality Producing Assets**
  - **Low-Risk Exploitation Potential**
  - **Upside to Deep Rights**
  - **Joint Team to Pursue Exploration of Non-HBP Blocks**
- **Financially Attractive**
  - **Strong Cash Flows**
  - **Attractive IRR**

Filling The Exploration Gap


Newfield Exploration Focus
McMoRan Exploration Focus
McMoRan Focus Going Forward
0'
Sea Level
17,000'
25,000'
35,000'
Traditional Shelf
Ultra Deep
Deep Gas Play
Traditional Shelf
Deep Gas Play
Ultra Deep

OCS Blocks Acquired With 100+ Bcfe of Cumulative Historical Production

Over 30 Areas to Evaluate Deeper Pool Concept Opportunities


EC 33
SX 18
SMI 49
WC 192
WC 294
EI 182
SS 94
SS 69
MP 259
GI 76
SS 149
VR 215
WC 507
MP 255
WC 532/533
HI 474/489/499
EC 286
WC 580
SP 75
WD 152
HI 537
SMI 141
ST 148
HI 283
EC 373
SS 269
SS 169/170
HI 571
WC 639
EI 346
WC 617
SMI 160/161
EI 251/262
Aggregate Production
100 to 250 Bcfe
251 to 500 Bcfe
Over 501 Bcfe

NOTE: Cumulative production data from Lexco/MMS as of March 2007

Exploratory Rights

- 25 - 30 Identified Drilling Opportunities
- Deep Rights on Certain HBP Leases
- 50/50 JV on 19 Primary-Term Leases
- Acquisition of Certain of Newfield's Rights to Treasure Island (~50% to 75% of Newfield's Interests)
- Complementary Technical Teams

Increase In Scale


Proved Reserves (Bcfe)(1)
76
403
20% PUD
38% PDNP
PDSI 6%
36% PDP
Current
ProForma 68% Gas


2Q07 Production (MMcfe/d)
54
320
Current
ProForma 77% Gas


Gross Acreage (000's)
350
1,650
Current
ProForma

(1) Reserves reflect McMoRan as of 12/31/06 and estimates for NFX as of 7/1/07.

Gulf of Mexico Acreage Rankings
(up to 2,500 feet of water)


Gross Acres (millions)
0.0
0.5
1.0
1.5
2.0
Apache-GOM Shelf
McMoRan*
W & T
Chevron Texaco
Petrobras America
Magnum Hunter-Bluebird
BP Amoco
Kerr McGee
BHP
Devon
Forest-Forcenergy
Remington O&G
Hydro
El Paso
ExxonMobil
Shell
Hunt Chieftain
Stone

* *Pro Forma NFX Acquisition*
Source: Lexco Data Systems, Inc. as of 6/15/07

Combined GOM Area of Operations

Acquired 1.3 Million Gross Acres
125 Fields Held by Production


McMoRan Leasehold
NFX Leasehold

Top 20 Producing Fields Acquired Represent

- **43% of Proved PV10**
- **40% of Proved Reserves**
- **55% of Current Production**

2Q07 Average Production Rates For Top Fields (MMcfe/d)

Fields Represent Approximately 44% of Pro Forma Production



High Island 131
"King of the Hill"
Gross: 14; Net: 3.5
LA State Lease 18090
"Long Point"
Gross: 64; Net: 17
South Marsh Island 217
"Hurricane"
Gross: 13; Net: 2.5(1)
"Point Chevreuil"
Gross: 14; Net: 2.5
Grand Isle 3
Gross: 20; Net: 7
Vermilion 16/17
"King Kong"
Gross: 16; Net: 5
South Marsh Island 49
Gross: 10; Net: 8
West Delta 21
Gross: 16; Net: 9
Main Pass 299
Gross: 11; Net: 9
Eugene Island 251/262
Gross: 30; Net: 14
West Delta 133
Gross: 15; Net: 8
High Island 472
Gross: 11; Net: 8
High Island 474
Gross: 15; Net: 9
Eugene Island 182
Gross: 20; Net: 12
Ship Shoal 296
"Raptor"
Gross: 12; Net 4
South Marsh Island 141
Gross: 16; Net: 10
Garden Banks 625
"Dawson Deep"
Gross: 13; Net: 3
Garden Banks 208
Gross: 19; Net: 8
McMoRan Leasehold
Newfield Leasehold

(1) Before prior period adjustment

Financing

- Committed Financing from JPMorgan/Merrill Lynch
- $700 Million Bank Financing / $800 Million Bridge Facility*
- Bridge Facility to be Repaid through Combination of Bonds/Equity/Equity-Linked Securities
  - Expect to Access Capital Market Following Clearance of SEC Shelf Registration
- Intend to Delever Rapidly
- Expect to Hedge Substantial Portion of PDPs

** Provides funding for purchase price, letters of credit for abandonment obligations, repayment of existing $100mm senior secured term loan, and working capital. Pricing on bank financing subject to pricing grid based on utilization (initially L+250); bridge facility pricing L+450 (subject to minimum of 10%, maximum of 12%).*

Initial Pro Forma Balance Sheet

($ in millions)

	6/30/07	Adjusted	Pro Forma
Cash	$ 52	$ -	$ 52
Term Debt	100	(100)	-
Revolving Credit Facilities	-	450	450*
Bridge Facility	-	800	800
Total Debt, Excluding Convertibles	100	1,150	1,250
6% Conv. Notes – 2008	101	-	101
5¼% Conv. Notes – 2011	115	-	115
Total Debt, Including Convertibles	$316	$1,150	$1,466

** Excludes letters of credit to be issued for abandonment obligations*

Projected Debt Reduction

Projected 2008 Year-End Net Debt at Varying Prices


($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,250
$1,135
$960
$870
$800
$620
$530
Average Gas/Oil Prices
Net Debt/2008 EBITDAX
$6.50/$55 2.3x
$7.50/$65 1.6x
Forward 1.2x
$6.50/$55 1.6x
$7.50/$65 1.0x
Forward 0.8x
Acquisition Debt Mid-2007
Pro Forma YE 2008 No Equity
Pro Forma YE 2008 Including $300 Million in New Equity in 2H07

Note: Amounts are projections. See Cautionary Statement. EBITDAX equals operating income plus depreciation, depletion, amortization and exploration. NYMEX prices reflect the forward curve as of 7/13/07 (approximately $8.30/mmbtu and $73.90/bbl in 2008). Model based on McMoRan's projection of existing reserves plus estimated production rates from Newfield properties. Model assumes no exploration success and no hedging. Debt ratios include funded debt only and exclude MMR Convertible Notes.

Projected Debt Reduction

Projected 2009 Year-End Net Debt at Varying Prices


($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,250
$970
$690
$510
$600
$320
$145
Average Gas/Oil Prices
Net Debt/2009 EBITDAX
$6.50/$55 2.7x
$7.50/$65 1.6x
Forward 1.0x
$6.50/$55 1.7x
$7.50/$65 0.7x
Forward 0.3x
Acquisition Debt Mid-2007
Pro Forma YE 2009 No Equity
Pro Forma YE 2009 Including $300 Million in New Equity in 2H07

Note: Amounts are projections. See Cautionary Statement. EBITDAX equals operating income plus depreciation, depletion, amortization and exploration. NYMEX prices reflect the forward curve as of 7/13/07 (approximately $8.45/mmbtu and $73.95/bbl in 2009). Model based on McMoRan's projection of existing reserves plus estimated production rates from Newfield properties. Model assumes no exploration success and no hedging. Debt ratios include funded debt only and exclude MMR Convertible Notes.

Outlook

- **Pro Forma 3Q07e Production: 300 MMcfe/d**
  - Includes 250 MMcfe/d From NFX Properties
- **2007 Estimated Capital Expenditures: $225 Million**
  - $160 MM For Deep Gas Exploration and Development (~$80 MM in 2H07)
  - $65 MM For Development Costs on NFX Properties in 2H07
- **2H07 Spending Includes Multiple Offset Wells at Flatrock**

Main Pass Energy Hub™


Offloading, LNG Vaporization,
Gas Conditioning Facilities
and Power Generation
LNG Surface Storage
LNG
Ship Mooring
Gas Storage Systems
and Compression
Quarters, Shop,
Warehouse
LNG Vaporization and
Power Generation
Soft Berth™
Platform No.4
Natural Gas
Storage Caverns
Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View

MPEH™ Update

- **Received License Application in January 2007**
- **Pursuing Commercial Arrangements for Supply**
- **Highly Attractive Commercial Potential**
  - Eastern GOM Provides Excellent Market Access
  - Significant Cavern Storage – 28 Bcf

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

Key Investment Highlights

- **Expanding Production Base Underpins High Impact Exploration Activity with Near-Term Cash Flows**
- **Large Inventory of Exploration Projects**
- **High Historical Exploration Success Rate**
- **Additional Upside From Development of Potential MPEH™ LNG Project**
- **Experienced Management With a Track Record of Success**